Inventories	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Inventories

14.	Inventories

	At December 31,
	2024	2023
	(€ million)
Finished goods and goods for resale	€11,242	€12,064
Work-in-progress, raw materials and manufacturing supplies	9,619	9,136
Amount due from customers for contract work	—	214
Total Inventories	€20,861	€21,414
The decrease in total inventories in 2024 compared to 2023 is mostly driven by reduction in new vehicles stock in
Enlarged Europe due to lower production which is partially offset by an increase in used cars and manufacturing supplies.
The amount of inventory write-downs recognized primarily within Cost of revenues during the years ended
December 31, 2024, 2023 and 2022 was €910 million, €505 million and €397 million, respectively. These mainly relate to finished goods and goods for resale.
The Construction contracts, net asset/(liability) related to the design and production of industrial automation systems and related products are summarized below. Stellantis’ construction contracts were operated through Comau which was disposed of in December 2024. Refer to Note 3, Scope of consolidation for additional information.

	At December 31,
	2024	2023
	(€ million)
Aggregate amount of costs incurred and recognized profits (less recognized losses) to date	€—	€766
Less: Progress billings	—	659
Construction contracts, net asset/(liability)	€—	€107
Construction contract assets	—	214
Less: Construction contract liabilities (Note 24)	—	107
Construction contracts, net asset/(liability)	€—	€107
Changes in the Company's construction contracts, net asset/(liability) for the year ended December 31, 2024, were as follows:

	At January 1, 2024	Advances received from customers	Amounts recognized within revenue	Disposal	At December 31, 2024
	(€ million)
Construction contracts, net asset/(liability)	€107	€(757)	€747	€(97)	€—